UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Dreman Mid Cap Value Fund

(formerly Scudder-Dreman Mid Cap Value Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of mid-cap companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Dreman Mid Cap Value Fund	6-Month*	Life of Fund**
Class A	8.34%	8.77%
Class B	8.08%	8.30%
Class C	7.98%	8.20%
Institutional Class	8.86%	9.52%
Russell Midcap Value Index+	7.42%	8.41%
S&P Midcap 400 Index++	4.94%	7.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

+ Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

++ S&P MidCap 400 index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/06	$ 10.87	$ 10.83	$ 10.82	$ 10.89
11/30/05	$ 10.04	$ 10.02	$ 10.02	$ 10.06
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .01	$ —	$ —	$ .06

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Total Returns as of 5/31/06
DWS Dreman Mid Cap Value Fund	6-Month*	Life of Fund**
Class S	8.77%	9.32%
Russell Midcap Value Index+	7.42%	8.41%
S&P Midcap 400 Index++	4.94%	7.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/06	$ 10.87
11/30/05	$ 10.05
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .06

+ Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

++ S&P MidCap 400 index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,083.40	$ 1,080.80	$ 1,079.80	$ 1,087.70	$ 1,088.60
Expenses Paid per $1,000*	$ 6.29	$ 9.86	$ 9.90	$ 4.42	$ 4.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,018.90	$ 1,015.46	$ 1,015.41	$ 1,020.69	$ 1,020.69
Expenses Paid per $1,000*	$ 6.09	$ 9.55	$ 9.60	$ 4.28	$ 4.28
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.21%	1.90%	1.91%	.85%	.85%

During the six month period ended May 31, 2006, the Advisor voluntarily agreed to pay the Fund's organizational and offering costs incurred since inception. The example in the table below reflects the expense ratios excluding the effect of the reimbursement of the organizational and offering costs.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,082.70	$ 1,080.05	$ 1,079.10	$ 1,086.96	$ 1,087.86
Expenses Paid per $1,000*	$ 7.01	$ 10.63	$ 10.63	$ 5.20	$ 5.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,018.20	$ 1,014.71	$ 1,014.71	$ 1,019.95	$ 1,019.95
Expenses Paid per $1,000*	$ 6.79	$ 10.30	$ 10.30	$ 5.04	$ 5.04
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.35%	2.05%	2.05%	1.00%	1.00%

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Portfolio Managers David N. Dreman, Leonid B. Shimunov and Nelson Woodard discuss the economy, the market environment and performance of DWS Dreman Mid Cap Value Fund for the six-month period ended May 31, 2006.

Q: How would you describe the economic and market environment over the last six months, and what do trends suggest for the months ahead?

A: The broad market, as measured by the Standard & Poor's 500 (S&P 500) Index, had a return of 2.60% for the six-month period ended May 31, 2006.1 Small-cap stocks were the best-performing size category, and mid-cap stocks performed better than large-cap issues. The Russell 2000 Index, which measures the return of small-cap stocks, had a return of 7.03%; the Russell Midcap Index had a return of 5.80%; and the Russell 1000 Index, which tracks large-cap stocks, had a return of 2.76%.2

1 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The market's weakness in late May and early June tends to obscure the strength in recent months, but this is not surprising based on experience. As we near midyear 2006, interest rates and the fear of inflation are key drivers of the stock market. When inflation rates rise, people tend to be negative on the stock market as a whole, but it's important to remember that even with recent increases, interest rates and inflation remain low relative to levels of the last 25 years. We believe that there is reason to expect that stocks will perform well in the months ahead. Price-to-earnings ratios are much lower than they were four or five years ago, and profit margins are holding up well. We could see some pronounced ups and downs in the market, and some industry groups may drop sharply, but high volatility can create great opportunities for value-oriented investors such as ourselves.

One reason to feel optimistic about the market is that the economy still has considerable momentum: The Department of Commerce reported that real growth in gross domestic product rebounded to 5.3% in the first quarter of 2006, after a weak showing in the hurricane-impacted fourth quarter of 2005.3 Corporate profits were strong in early 2006, posting the largest year-on-year increase since 2002, according to The Wall Street Journal.

3 Gross Domestic Product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business investment has been a key driver of economic growth, and consumer spending also remains reasonably strong, although it is likely to slow from the pace in the first quarter. There are a few signs of moderation: Housing activity has slowed a bit, and recent labor market indicators have been slightly less positive. We believe that the cumulative effect of the US Federal Reserve Board's (the Fed's) series of rate increases will begin to slow economic growth, especially now that real long-term interest rates have begun to increase.

Q: Since this is a relatively new fund, will you explain how it is managed?

A: This fund, which had an inception date of August 2, 2005, seeks long-term growth of capital by investing in the stocks of mid-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define mid-cap companies as those that have a market capitalization similar to the Russell Midcap Value Index, which has an average market capitalization of $8.6 billion and includes companies with capitalizations ranging from $655 million to $23.9 billion.4

4 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

We begin the selection process by identifying mid-cap stocks with below-market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors.

We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it reaches a target price, when it no longer qualifies as a mid-cap company, or when fundamental factors change or other investments offer better opportunities.

Q: How did the fund perform over the last six months?

A: We want to caution investors against paying excessive attention to short-term performance of any stock or fund, but we are pleased with the fund's early performance. For the six months ended May 31, 2006, the fund's return (Class A shares) was 8.34%, above the returns of its benchmarks. For this period, the S&P Midcap 400 Index had a return of 4.94% and the Russell Midcap Value Index returned 7.42%.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

5 The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index that tracks the stock movement of 400 mid-sized companies. The S&P MidCap 400 covers approximately 7% of the US equities market. As of May 31, 2006, the total market value of stocks in the Index was $1.1 trillion. The median market value was $2.5 billion and the market value range was $401 million to $16.5 billion.

Index returns represent the reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: What were the major determinants of the fund's performance?

A: A major positive was stock selection in the consumer staples sector. Two holdings in this group stand out: Archer Daniels Midland Company (ADM), a leading processor of soybeans, corn, wheat and cocoa; and tobacco company Reynolds American Inc. We believe ADM stands to benefit from increased interest in ethanol as a replacement for imported oil. We reduced this position somewhat after the stock moved up, but it remains a significant holding.

Reynolds American represents an example of leveraging our best ideas. We believe the attractiveness of this stock's great brands and high yields outweighs the potential negative of liability lawsuits. Reynolds American is a tobacco company of appropriate size to be in the fund. The stock has performed well, as earnings have met performance targets, benefiting from solid performance of the base business as well as synergies achieved through the merger with British American Tobacco PLC. (Past performance is no guarantee of future results.) Investors have reacted favorably to the May 2006 acquisition of Conwood Company, which provides strong entry in the smokeless tobacco category.

Also positive was stock selection in the energy group, where we have shifted focus from natural gas, which is in a seasonal oversupply situation, to oil, with an emphasis on refining companies. Energy stocks that performed especially well are Valero Energy Corp., a pure play in refining, and Frontier Oil Corp., which was sold after the stock price increased significantly.

In the materials and industrials sector, performance benefited from overweights relative to the benchmark and from good stock selection. Inco Ltd. is a nickel stock that performed well, responding to increasing worldwide demand for metals and other natural resources. General Cable Corp., which makes high- and low-voltage electrical cable and also data cable, in our opinion, stands to benefit from increased investment in the power grid and also from the growing importance of broadband communications. This company's earnings have improved dramatically, and the stock has responded positively.

Q: What were some of the negatives?

A: Stock selection in the health care sector hurt performance over the last six months, as investor attention moved toward more economically sensitive sectors. Health care holdings that underperformed include Caremark Rx Inc., Triad Hospitals Inc. and Medco Health Solutions Inc. There was no major negative news in this sector; it simply rotated out of favor. We continue to hold these stocks, which we consider reasonable values at current prices.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. In the mid-cap arena, there are often opportunities to find attractive stocks that are not widely followed. We also take a disciplined approach to stocks when they appreciate to the point that they no longer appear to represent good value.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We urge investors to take a long-term view and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/06	11/30/05

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/06	11/30/05

Financials	25%	24%
Health Care	17%	22%
Energy	15%	16%
Industrials	13%	13%
Information Technology	7%	5%
Consumer Staples	6%	7%
Materials	6%	4%
Consumer Discretionary	6%	7%
Utilities	5%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (19.7% of Net Assets)
1. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	2.6%
2. Kinetic Concepts, Inc. Provider of services that accelerate the healing process	2.4%
3. ConocoPhillips Producer of petroleum and other natural gases	2.1%
4. Fisher Scientific International, Inc. Provider of laboratory supplies, equipment and related services	2.0%
5. Chesapeake Energy Corp. Produces oil and natural gas	1.9%
6. Bank of America Corp. Provider of commercial banking services	1.8%
7. CIT Group, Inc. Operator of an investment management firm	1.8%
8. Southern Union Co. Explorer of natural gas	1.7%
9. The Sherwin-Williams Co. Manufacturer of paints and varnishes	1.7%
10. Loews Corp. — Carolina Group Producer and seller of tobacco in the United States, Puerto Rico and certain territories of the United States	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 5.7%
Household Durables 0.4%
Mohawk Industries, Inc.*	1,200	88,440
Specialty Retail 4.7%
AutoZone, Inc.*	1,350	122,486
Pacific Sunwear of California, Inc.*	5,300	116,335
PETCO Animal Supplies, Inc.*	7,200	152,352
The Sherwin-Williams Co.	8,900	430,493
TJX Companies, Inc.	15,800	374,618
		1,196,284
Textiles, Apparel & Luxury Goods 0.6%
Columbia Sportswear Co.*	1,100	52,063
Fossil, Inc.*	5,900	107,557
		159,620
Consumer Staples 6.1%
Food Products 1.8%
Archer-Daniels-Midland Co.	6,200	257,734
Hormel Foods Corp.	2,900	104,139
Smithfield Foods, Inc.*	3,600	100,116
		461,989
Tobacco 4.3%
Loews Corp — Carolina Group	9,200	427,248
Reynolds American, Inc.	3,400	373,796
UST, Inc.	6,700	294,867
		1,095,911
Energy 14.5%
Energy Equipment & Services 1.4%
Maverick Tube Corp.*	1,800	86,760
Oil States International, Inc.*	7,600	264,024
		350,784
Oil, Gas & Consumable Fuels 13.1%
Anadarko Petroleum Corp.	3,000	149,010
Apache Corp.	3,200	207,616
Chesapeake Energy Corp.	15,600	477,204
ConocoPhillips	8,400	531,636
Hess Corp.	900	135,000
Massey Energy Corp.	1,700	63,444
Murphy Oil Corp.	3,150	166,100
Noble Energy, Inc.	3,200	139,072
Occidental Petroleum Corp.	4,050	401,314
Pogo Producing Co.	2,800	126,168
Range Resources Corp.	4,000	103,600
Sunoco, Inc.	3,400	233,206
Tesoro Corp.	5,100	347,361
Valero Energy Corp.	4,300	263,805
		3,344,536
Financials 24.9%
Banks 5.6%
First Horizon National Corp.	4,800	191,808
Hancock Holding Co.	3,350	180,699
Marshall & Ilsley Corp.	6,800	308,312
R & G Financial Corp. "B"	10,900	99,190
Sovereign Bancorp, Inc.	13,100	292,130
Wachovia Corp.	6,900	369,150
		1,441,289
Capital Markets 5.7%
Bear Stearns Companies, Inc.	2,700	361,125
Eaton Vance Corp.	11,700	310,284
Federated Investors, Inc. "B"	5,300	170,236
Nuveen Investments "A"	6,700	300,897
T. Rowe Price Group, Inc.	3,800	300,580
		1,443,122
Diversified Financial Services 4.2%
Bank of America Corp.	9,500	459,800
CIT Group, Inc.	8,900	457,460
The PMI Group, Inc.	3,600	163,800
		1,081,060
Insurance 4.6%
Ambac Financial Group, Inc.	2,300	184,345
Arch Capital Group Ltd.*	4,900	281,260
Cincinnati Financial Corp.	7,600	348,384
Ohio Casualty Corp.	10,200	304,674
Willis Group Holdings Ltd.	1,600	55,600
		1,174,263
Real Estate 4.8%
Annaly Mortgage Management, Inc. (REIT)	8,500	110,500
KKR Financial Corp. (REIT)	12,300	265,065
Newcastle Investment Corp. (REIT)	4,200	103,320
NovaStar Financial, Inc. (REIT)	11,200	352,576
Ventas, Inc. (REIT)	12,300	399,012
		1,230,473
Health Care 16.6%
Health Care Equipment & Supplies 6.2%
Bausch & Lomb, Inc.	4,350	213,802
Beckman Coulter, Inc.	5,700	315,210
Biomet, Inc.	5,300	186,613
Kinetic Concepts, Inc.*	16,000	622,400
The Cooper Companies, Inc.	5,300	250,955
		1,588,980
Health Care Providers & Services 7.4%
Caremark Rx, Inc.*	14,100	676,377
LifePoint Hospitals, Inc.*	3,100	109,523
Medco Health Solutions, Inc.*	7,100	382,690
Quest Diagnostics, Inc.	7,600	423,624
Triad Hospitals, Inc.*	7,100	285,988
		1,878,202
Life Sciences Tools & Services 3.0%
Charles River Laboratories International, Inc.*	2,800	112,112
Fisher Scientific International, Inc.*	6,800	504,900
PerkinElmer, Inc.	7,700	160,622
		777,634
Industrials 13.2%
Aerospace & Defense 2.6%
Alliant Techsystems, Inc.*	3,100	241,986
CAE, Inc.	21,700	181,412
L-3 Communications Holdings, Inc.	3,200	233,472
		656,870
Commercial Services & Supplies 1.0%
R.R. Donnelley & Sons Co.	4,700	151,246
West Corp.*	2,200	106,744
		257,990
Construction & Engineering 0.6%
Chicago Bridge & Iron Co., NV (New York Shares)	7,300	165,564
Electrical Equipment 3.4%
AMETEK, Inc.	5,900	269,217
Cooper Industries Ltd. "A"	4,000	356,240
General Cable Corp.*	7,600	245,176
		870,633
Machinery 5.1%
Eaton Corp.	4,200	308,868
Ingersoll-Rand Co., Ltd. "A"	3,600	156,996
ITT Industries, Inc.	5,200	271,180
PACCAR, Inc.	2,300	176,755
Parker Hannifin Corp.	3,200	249,664
Timken Co.	4,250	133,577
		1,297,040
Road & Rail 0.5%
CSX Corp.	1,900	127,148
Information Technology 6.6%
Computers & Peripherals 2.0%
Avid Technology, Inc.*	6,650	261,944
Diebold, Inc.	6,000	255,060
		517,004
Electronic Equipment & Instruments 1.7%
Anixter International, Inc.	3,600	175,428
Mettler-Toledo International, Inc.*	3,900	252,681
		428,109
IT Consulting & Services 2.0%
Convergys Corp.*	9,400	175,216
DST Systems, Inc.*	5,500	323,400
		498,616
Software 0.9%
Symantec Corp.*	14,700	229,320
Materials 5.7%
Chemicals 4.0%
Agrium, Inc.	2,300	56,419
Ashland, Inc.	4,250	265,625
Lyondell Chemical Co.	8,800	212,960
Scotts Miracle-Gro Co. "A"	5,900	257,594
Sigma-Aldrich Corp.	3,400	236,028
		1,028,626
Metals & Mining 1.7%
Companhia Vale do Rio Doce (ADR)	6,100	284,199
Oregon Steel Mills, Inc.*	1,500	70,395
RTI International Metals, Inc.*	1,200	72,060
		426,654
Utilities 5.0%
Electric Utilities 0.8%
PPL Corp.	3,600	107,172
Progress Energy, Inc.	2,300	96,692
		203,864
Gas Utilities 1.7%
Southern Union Co.	18,100	444,355
Independent Power Producers & Energy Traders 2.0%
AES Corp.*	12,600	231,840
Mirant Corp.*	11,400	283,632
		515,472
Multi-Utilities 0.5%
PG&E Corp.	2,900	115,072
Total Common Stocks (Cost $24,454,959)		25,094,924

Cash Equivalents 2.9%
Cash Management QP Trust, 5.01% (a) (Cost $748,003)	748,003	748,003
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $25,202,962)+	101.2	25,842,927
Other Assets and Liabilities, Net	(1.2)	(298,032)
Net Assets	100.0	25,544,895

* Non-income producing security.

+ The cost for federal income tax purposes was $25,202,992. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $639,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,125,496 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $485,561.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $24,454,959)	$ 25,094,924
Investment in Cash Management QP Trust (cost $748,003)	748,003
Total investments in securities, at value (cost $25,202,962)	25,842,927
Cash	10,000
Dividends receivable	38,259
Interest receivable	4,781
Receivable for Fund shares sold	241,983
Deferred offering expense	4,637
Foreign taxes recoverable	12
Other assets	20,511
Total assets	26,163,110
Liabilities
Payable for investments purchased	458,017
Payable for Fund shares redeemed	20,543
Accrued management fee	4,897
Other accrued expenses and payables	134,758
Total liabilities	618,215
Net assets, at value	$ 25,544,895
Net Assets
Net assets consist of: Undistributed net investment income	51,034
Net unrealized appreciation (depreciation) on investments	639,965
Accumulated net realized gain (loss)	315,916
Paid-in capital	24,537,980
Net assets, at value	$ 25,544,895

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($12,127,785 ÷ 1,115,869 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.87
Maximum offering price per share (100 ÷ 94.25 of $10.87)	$ 11.53

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,863,243 ÷ 172,051 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 10.83

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,784,061 ÷ 442,251 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 10.82
Class S Net Asset Value, offering and redemption price(a) per share ($3,686,782 ÷ 339,312 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.87
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,083,024 ÷ 283,001 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.89

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $458)	$ 146,832
Interest — Cash Management QP Trust	11,734
Total Income	158,566
Expenses: Management fee	62,903
Services to shareholders	13,686
Custodian and accounting fees	76,560
Distribution service fees	32,348
Auditing	23,022
Legal	4,558
Directors' fees and expenses	2,842
Reports to shareholders	18,624
Registration fees	10,464
Organization and offering expenses	44,009
Other	4,025
Total expenses before expense reductions	293,041
Expense reductions	(194,127)
Total expenses after expense reductions	98,914
Net investment income (loss)	59,652
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	326,456
Net unrealized appreciation (depreciation) during the period on investments	553,061
Net gain (loss) on investment transactions	879,517
Net increase (decrease) in net assets resulting from operations	$ 939,169

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	For the Period Ended November 30, 2005*
Operations: Net investment income (loss)	$ 59,652	$ (10,025)
Net realized gain (loss) on investment transactions	326,456	(10,486)
Net unrealized appreciation (depreciation) during the period on investment transactions	553,061	86,904
Net increase (decrease) in net assets resulting from operations	939,169	66,393
Distributions to shareholders from: Net investment income: Class A	(4,480)	—
Class S	(14,903)	—
Institutional Class	(3,754)	—
Fund share transactions: Proceeds from shares sold	16,250,858	9,044,345
Reinvestment of distributions	22,649	—
Cost of shares redeemed	(723,401)	(32,926)
Redemption fees	940	5
Net increase (decrease) in net assets from Fund share transactions	15,551,046	9,011,424
Increase (decrease) in net assets	16,467,078	9,077,817
Net assets at beginning of period	9,077,817	—
Net assets at end of period (including undistributed net investment income of $51,034 and $14,519, respectively)	$ 25,544,895	$ 9,077,817

* For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.04	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.80	.05
Total from investment operations	.84	.04
Less distributions from: Net investment income	(.01)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.87	$ 10.04
Total Return (%)[d,e]	8.34**	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	4
Ratio of expenses before expense reductions (%)	3.33*	6.68*
Ratio of expenses after expense reductions (%)	1.21f*	2.81*
Ratio of net investment income (loss) (%)	.68*	(.51)*
Portfolio turnover rate (%)	49*	10

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[c] Based on average shares outstanding during period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio of operating expenses includes the waiver of the Fund's organizational and offering cost incurred since inception of the Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.03)
Net realized and unrealized gain (loss) on investment transactions	.80	.05
Total from investment operations	.81	.02
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.83	$ 10.02
Total Return (%)[d,e]	8.08**	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	4.15*	7.41*
Ratio of expenses after expense reductions (%)	1.90f*	3.51*
Ratio of net investment income (loss) (%)	(.01)*	(1.21)*
Portfolio turnover rate (%)	49*	10

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio of operating expenses includes the waiver of the Fund's organizational and offering cost incurred since inception of the Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.03)
Net realized and unrealized gain (loss) on investment transactions	.79	.05
Total from investment operations	.80	.02
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.82	$ 10.02
Total Return (%)[d,e]	7.98**	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2
Ratio of expenses before expense reductions (%)	4.10*	7.46*
Ratio of expenses after expense reductions (%)	1.91f*	3.51*
Ratio of net investment income (loss) (%)	(.02)*	(1.21)*
Portfolio turnover rate (%)	49*	10

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio of operating expenses includes the waiver of the Fund's organizational and offering cost incurred since inception of the Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.06	(.00)***
Net realized and unrealized gain (loss) on investment transactions	.82	.05
Total from investment operations	.88	.05
Less distributions from: Net investment income	(.06)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.87	$ 10.05
Total Return (%)[d]	8.77**	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2
Ratio of expenses before expense reductions (%)	3.05*	6.38*
Ratio of expenses after expense reductions (%)	.85e*	2.46*
Ratio of net investment income (loss) (%)	1.04*	(.16)*
Portfolio turnover rate (%)	49*	10

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes the waiver of the Fund's organizational and offering cost incurred since inception of the Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.06	(.00)***
Net realized and unrealized gain (loss) on investment transactions	.83	.06
Total from investment operations	.89	.06
Less distributions from: Net investment income	(.06)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.89	$ 10.06
Total Return (%)[d]	8.86**	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.6
Ratio of expenses before expense reductions (%)	3.01*	6.38*
Ratio of expenses after expense reductions (%)	.85e*	2.46*
Ratio of net investment income (loss) (%)	1.04*	(.16)*
Portfolio turnover rate (%)	49*	10

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes the waiver of the Fund's organizational and offering cost incurred since inception of the Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Mid Cap Value Fund (formerly Scudder-Dreman Mid Cap Value Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $9,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2013 ($9,100), the expiration date, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of costs of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $19,750,494 and $4,042,681, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $1.5 billion of such net assets, and 0.66% of such net assets in excess of $4.0 billion, computed and accrued daily and payable monthly. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

For the period from December 1, 2005 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.35%, 2.05%, 2.05%, 1.00% and 1.00% of average daily net assets for Class A, B, C, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses). Accordingly, the fee pursuant to the Management Agreement of $62,903, was waived for the six month period.

In addition, during the six month period ended May 31, 2006, the Advisor voluntarily agreed to pay the Fund's organizational and offering costs incurred since inception of $68,498.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 6,214	$ 828	$ 1,494
Class B	1,447	1,066	—
Class C	2,443	1,427	—
Class S	1,050	1,050	—
Institutional Class	231	231	—
	$ 11,385	$ 4,602	$ 1,494

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $65,651, of which $58,082 is waived.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 5,759	$ 1,146
Class C	11,767	2,846
	$ 17,526	$ 3,992

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annualized Effective Rate
Class A	$ 9,438	$ 2,949.22%
Class B	1,773	70.23%
Class C	3,611	206.23%
	$ 14,822	$ 3,225

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2006 aggregated $16,353.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2006, the CDSC for Class B and C shares aggregated $353 and $239, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $11,592, of which $6,120 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2006, the custodian fee was reduced by $42 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2006		Period Ended November 30, 2005*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	725,369	$ 7,740,236	427,691	$ 4,249,371
Class B	76,677	812,541	103,429	1,029,168
Class C	296,458	3,160,285	152,411	1,516,597
Class S	193,203	2,073,057	162,457	1,632,209
Institutional Class	221,421	2,464,739	61,742	617,000
		$ 16,250,858		$ 9,044,345
Shares issued to shareholders in reinvestment of distributions
Class A	385	$ 4,041	—	$ —
Class S	1,388	14,857	—	—
Institutional Class	352	3,751	—	—
		$ 22,649		$ —
Shares redeemed
Class A	(35,721)	$ (386,777)	(1,855)	$ (18,469)
Class B	(7,706)	(82,409)	(349)	(3,461)
Class C	(6,618)	(71,767)	—	—
Class S	(16,646)	(177,229)	(1,090)	(10,996)
Institutional Class	(514)	(5,219)	—	—
		$ (723,401)		$ (32,926)
Redemption fees		$ 940		$ 5
Net increase (decrease)
Class A	690,033	$ 7,357,867	425,836	$ 4,230,904
Class B	68,971	730,234	103,080	1,025,708
Class C	289,840	3,088,989	152,411	1,516,598
Class S	177,945	1,910,685	161,367	1,621,214
Institutional Class	221,259	2,463,271	61,742	617,000
		$ 15,551,046		$ 9,011,424

* For the period August 2, 2005 (commencement of operations) to November 30, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDIX
CUSIP Number	23338F-747	23338F-739	23338F-721	23338F-697
Fund Number	417	617	717	1417
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	MIDTX
Fund Number	2117

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006